BancAnalysts Association of Boston Conference November 4, 2016 Terry Dolan, Vice Chairman and CFO Bill Parker Vice Chairman and CRO Exhibit 99.1

U.S. BANCORP |

Forward looking statements and
additional information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
Today’s presentation contains forward looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn
in
the
residential
real
estate
markets,
could
cause
credit
losses
and
deterioration
in
asset
values.
In
addition,
U.S.
Bancorp’s
business
and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could
also
be
adversely
affected
by
deterioration
in
general
business
and
economic
conditions
(which
could
result,
in
part,
from
the
United
Kingdom’s withdrawal from  the European Union); changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the
collateral
securing
those
loans;
deterioration
in
the
value
of
securities
held
in
its
investment
securities
portfolio;
legal
and
regulatory
developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security;
effects
of
mergers
and
acquisitions
and
related
integration;
effects
of
critical
accounting
policies
and
judgments;
and
management’s
ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, including the Quarterly Report on Form 10-Q for the quarter ended
September 30, 2016. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties.  Forward-looking statements speak only as of the date hereof, and U.S.
Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
include
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided in the Appendix.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Regional

Consumer & Business Banking and Wealth Management

Wealth Management offices in New York City, Wilmington, Delaware, and Naples and Palm Beach, Florida

National

Wholesale Banking and Wealth Management & Securities Services

International

Payments and Securities Services

Corporate Trust and Fund Services offices in London and Dublin

U.S. Bancorp NYSE Traded USB Founded 1863 Market Value $76B Market value as of October 28, 2016 Branches 3,114 ATMs 4,875 Customers 18.6M Assets $454B Deposits $335B Loans $271B U.S. BANCORP | 3

Optimal Business Mix
3Q16 YTD taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support, see slide 35 for reconciliation
•
Balanced mix of fee revenue and
balance sheet businesses
•
High return/capital efficient businesses
(Payments, Wealth Management)
•
Consistent, predictable, repeatable
revenue sources
Revenue Mix
by Business Line
Payment Services
31%
Consumer and
Small Business Banking
40%
Wealth Mgmt and
Securities Services
12%
Wholesale
Banking and
Commercial
Real Estate
17%
U.S. BANCORP
|

U.S. Bancorp
Revenue Mix
Peer Bank Average
Revenue Mix
Optimal Revenue Mix
Trading, Brokerage,
Investment Banking, Equity
Investments 3%
Full year 2015, taxable-equivalent basis;
Business line revenue percentages exclude Treasury and Corporate Support
Trading, Brokerage, Investment Banking,
Equity Investments
13%
U.S. BANCORP
|

Interest
Income
55%
Payments
Fee Revenue
16%
Fiduciary
Activities
5%
Service
Charges
6%
Mortgage
Fees
5%
Other Fee
Income
10%
Interest
Income
55%
Payments
Fee Revenue
5%
Fiduciary
Activities
4%
Service
Charges
8%
Mortgage
Fees
4%
Other Fee
Income
11%

U.S. BANCORP |
6
Consumer and Small Business Banking
Scale in Key Businesses
An Integrated Component of our Business
Consumer and
Small Business
Banking
Wealth
Management
and Securities
Services
Private Client Group
partnership to bring
whole bank to
Wealth
Management
customers
Payments
Branches
offer access
to credit card and
merchant services
Wholesale
Banking
Community model delivers
Wholesale Banking
Key Themes
Sources: SNL, Small Business Administration, Inside Mortgage Finance, Mortgage Bankers Association, Experian AutoCount, JD Power
Rank
•
Branch Network (25-state footprint)
#4
•
In-store/Onsite Branch Network
#1
•
SBA Lender
#3
•
Bank Mortgage Originator
#4
•
Bank New Automobile Financing
#5
•
Branch Satisfaction
#5
•
Differentiated delivery model: onsite branches, metro branches, community banking and virtual
•
Moving beyond demographics to segmentation
•
Right-sizing the branch network provides expense and revenue opportunity
•
Our Omnichannel strategy delivered through NextGen banking
•
Relationship banking is enabled by data
U.S. BANCORP
|

Wholesale Banking
Competitive Advantages
An Integrated Component of our Business
Wholesale
Banking
Consumer and
Small Business
Banking
Wholesale Banking
Treasury Management
products offered to
Community Banking
clients; consumer
banking services offered
to employees of
Wholesale Banking
clients
Payments
Corporate
payments
solutions offered
to all Wholesale
Banking clients
Wealth
Management
and Securities
Services
Corporate trust, escrow
and custody services
offered to Wholesale
Banking clients
Key Themes
•
Strong financial performance with optimal size
•
Best-in-class
debt
ratings
make
us
the
counterparty of choice
•
Diverse mix of revenue
•
Effective
partnerships
across
U.S.
Bank
•
Superior debt ratings enable pricing power and “favored” counterparty status
•
Strong balance sheet provides capacity to uptier relationships to lead position
•
Disciplined risk culture provides stability demanded by customers
•
Change in competitive landscape –
e.g., retrenching by global banks –
provides uptier opportunity
•
Diverse product set and horizontal strategy across lines enable customer penetration
Wealth Management services
offered to senior executives of
Wholesale Banking clients
U.S. BANCORP
|

Wealth Management and Securities Services
Competitive Advantages
An Integrated Component of our Business
Wealth Management
and Securities
Services
Consumer and
Small Business
Banking
Introduction of Wealth
Management services to
Consumer and Small
Business Banking
customers
Payments
Offers credit
cards, corporate
payments and
merchant services
solutions to
Wealth
Management
clients
Wholesale
Banking
Introduction of Securities
Services to larger
corporate lending
customers
Key Themes
•
Scale and product breadth
•
Trusted brand
•
Talent
management and investment
•
Client
experience
and
segmentation
•
Partnership opportunities
•
European presence
Wealth Management
•
Team-based approach brings the whole bank to affluent customers
•
Extending auto-investing to reach clients
•
Growing introductions through data analytics
Securities Services
•
Investments in technology, people and processes position us for growth
•
Significant growth potential in European markets
Provider of Wealth
Management services to
executives and business
owners
U.S. BANCORP
|

Payment Services
Competitive Advantages
An Integrated Component of our Business
Payment
Services
Consumer and
Small Business
Banking
Offers credit, debit and
prepaid cards through
retail distribution
channels
Wealth
Management
and Securities
Services
Offers Private
Client credit and
debit cards
Wholesale
Banking
Offers commercial cards
and purchasing and
payment processing
solutions for large
corporate and government
entities
Key Themes
•
Unique singular international processing platform
•
Integrated
Payments
provider
•
Proven acquisition track record
•
Largest distribution network
•
Flexible
partnership model
•
Proven geographic expansion capabilities
•
Focus on profitable growth
•
Building on strengths of existing partners and capabilities to widen our footprint
•
Extending our competitive advantage by cultivating distribution networks
•
Focus on digital to leverage acquisition, usage and servicing opportunities
•
Proven international expansion model
Offers Small Business credit
and debit cards and payment
solutions for small businesses
U.S. BANCORP
|

What We Have Achieved
A growing balance sheet
Average Loans
Year-over-Year Growth ($bn)
Commercial
CRE
Credit Card
Other Retail
Covered
USB
Peer Median
17% growth
10% growth
Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC; excluding significant acquisitions
2013 Average Loans
$227 billion
3Q16 Average Loans
$270 billion
$227.5
$241.7
$250.5
$269.6
2013
2014
2015
3Q16
5.6%
6.3%
3.6%          7.6%
Res Mtg and Home Equity
U.S. BANCORP
|

34%
16%
27%
8%
13%
2%
30%
17%
28%
7%
14%
4%

What We Have Achieved
A growing balance sheet
Average Deposits
Year-over-Year Growth ($bn)
Noninterest bearing
Checking and Savings
Time
USB
Peer Median
25% growth
13% growth
Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC; excluding significant acquisitions
2013 Average Deposits
$250 billion
3Q16 Average Deposits
$319 billion
$250.5
$266.6
$287.2
$318.5
2013
2014
2015
3Q16
6.3%
6.5%         7.7%          10.0%
U.S. BANCORP
|

26%
64%
10%
28%
54%
18%

What We Have Achieved
Earnings and book value growth
Net Income ($bn)
$5.6
$5.8
$5.9
$5.9
2012
2013
2014
2015
1.4% CAGR
•
Challenging environment since 2013
•
Regulatory changes
•
Elevated compliance costs
•
Reliable capital generation
Earnings Per Share (diluted)
$2.84
$3.00
$3.08
$3.16
2012
2013
2014
2015
3.6% CAGR
Tangible Book Value Per Share
$14.41
$15.96
$17.44
$18.85
2013
2014
2015
3Q16
10.3% CAGR
Observations
Taxable equivalent basis
U.S. BANCORP
|

What We Have Achieved
15.8%
14.7%
14.0%
13.4%
2013
2014
2015
3Q16YTD
ROE Trend
Industry-leading profitability
•
Capital efficient business mix
•
Disciplined capital deployment
•
Efficient platform
Changing regulatory environment
•
Regulatory capital requirements
•
Compliance costs
•
Liquidity requirements
ROTCE
vs
Peers
-
1Q13
to
3Q16
Average
1.50%
1.37%
1.24%
1.22%
1.06%
0.93%
0.93%
0.93%
0.90%
0.56%
USB
Peer 9
Peer 6
Peer 3
Peer 2
Peer 5
Peer 8
Peer 7
Peer 4
Peer 1
20.1%
16.5%
13.9%
13.5%
13.0%
12.5%
11.1%
10.0%
9.5%
7.4%
USB
Peer 9
Peer 2
Peer 3
Peer 6
Peer 4
Peer 8
Peer 7
Peer 5
Peer 1
ROE
vs
Peers
-
1Q13
to
3Q16
Average
14.5%
12.9%
11.1%
9.8%
9.6%
8.6%
8.2%
7.7%
6.8%
4.7%
USB
Peer 9
Peer 3
Peer 6
Peer 4
Peer 2
Peer 5
Peer 8
Peer 7
Peer 1
ROA
vs
Peers
-
1Q13
to
3Q16
Average
Peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC
ROE = Return on Average Common Equity; ROA = Return on Average Assets; ROTCE = Return on Tangible Common Equity
ROTCE calculated using ending balances
Industry-leading returns
U.S. BANCORP
|

Performance and Positioning
Efficiency as a competitive advantage
Efficient
platform
•
Single processing platforms
•
Full consolidation of acquisitions
•
Operating scale in all significant businesses
•
Business line monthly review process
•
Capital expenditures/investment process
•
Sustainable process solutions
•
Technology investments
•
Digitization of products and services
•
Ongoing efficiency efforts
•
Financial discipline
Source of competitive advantage
Future drivers of success
Driver of higher
returns
53.5%
58.0%
59.5%
61.0%
62.3%
64.6%
65.9%
66.0%
68.7%
76.3%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Efficiency Ratio
1Q13 to 3Q16 Average
U.S. BANCORP
|

Performance and Positioning
Funding as a competitive advantage
Holding
Company
Rating
Outlook
Rating
Outlook
Rating
Outlook
Rating
Outlook
USB
A1
s
A+
s
AA
s
AA
s
WFC
A2
s
A
on
AA-
on
AA
s
BBT
A2
s
A-
s
A+
s
A (high)
s
JPM
A3
s
A-
s
A+
s
A (high)
op
PNC
A3
s
A-
s
A+
s
A (high)
s
BAC
Baa1
s
BBB+
s
A
s
A (low)
op
FITB
Baa1
s
BBB+
s
A
on
A (low)
s
STI
Baa1
s
BBB+
s
A-
s
A (low)
s
KEY
Baa1
s
BBB+
on
A-
on
BBB (high)
s
RF
Baa3
wp
BBB
s
BBB
op
BBB
op
Moody's
S&P
Fitch
DBRS
Best-in-Class Debt Ratings
•
Lower cost of funding
•
Pricing advantage
•
Flight-to-quality
•
Customer confidence
Competitive Advantages
5-year Bank Debt Spread to U.S. Treasuries (bps)
60
72.5
75
82.5
82.5
90
95
95
100
107.5
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
All data as of October 31, 2016
U.S. BANCORP
|

Performance and Positioning
Asset sensitivity and liquidity
•
Asset sensitivity
•
Reliable source of core deposits
•
Diversified sources of liquidity
•
Excess cash and liquid assets
•
Wholesale funding sources
•
Off-balance sheet capacity
•
Strong LCR
$133
$167
$170
$181
2013
2014
2015
Jul-16
Sensitivity
Well-balanced position
Total Available Liquidity ($bn)
U.S. BANCORP
|

1.07%
1.38%
1.78%
2.15%
1.53%
1.68%
2.69%
2.91%
0.00%
1.00%
2.00%
3.00%
4.00%
2013
2014
2015
2Q16
Up 50 bps Immediate
Up 200 bps Gradual

Performance and Positioning
Capital flexibility
4.5%
9.3%
2.5%
1.5%
Common Equity Tier 1 Basel III
Target
3Q16 Reported
Internal
Buffer
Minimum
Capital
Requirement
8.5%
Competitive advantages
•
Diversified business mix
•
Lower risk profile
•
PPNR sustainability
Capital levels align with
•
Risk profile
•
Capital generation
•
Returns to shareholders
Fully Phased-In CET1 Ratio
Capital
Conservation
Buffer
U.S. BANCORP
|

Bank-wide Culture of Innovation
We work across business lines to imagine and develop solutions that solve today’s challenges and open tomorrow’s markets
Defend and
extend
current core
business
Build
momentum
and
emerging
new
businesses
Create
options for
future
businesses
HORIZON 1
HORIZON 2
HORIZON 3
•
Support emerging
technology adoption for
current core
businesses
•
Identify changes in
consumer and
business trends
•
Seed long-term
opportunities
U.S. BANCORP
|

Summarizing Our Foundational Efforts
Our unified customer experience efforts impact how we work,
think and mobilize around the customer at U.S. Bancorp
FROM
TO
Product-focused
Several approaches to segment
and target customers
Fragmented initiatives, focused
with business lines (e.g. customer
communications)
Sales-focused experience
Financial transaction excellence
Functional features
Customer-centric
Bank-wide segmentation model
Company-wide, integrated
initiatives and investments
End-to-end customer focus
Engaging and personal
interactions
Emotional connections
U.S. BANCORP
|

U.S. BANCORP |
Next Generation Banking aspiration: Define and deliver a brandable, differentiated consumer
experience that delivers personalization and
strengthens relationships through all touch points
•
Efforts are channel-agnostic and focus
initially on consumer banking (retail, small
business and wealth), with intent to expand
•
We will assess efficacy (e.g., branch
format, website content, app functions) and
scope (e.g., branch footprint) of each and
every channel
•
Define our ideal, as well as what we do not
want to be, ensuring we build a scalable,
efficient model
Our Next Generation Banking Initiative

Bank-wide Culture of Innovation
Expanding core expertise from Payments to the rest of the bank
Wealth Management Future Advisor
We are launching a technology-driven
investing and advising solution using
phone, chat and email support
Real time P2P
We were the first bank in the
United States to launch
U.S. BANCORP
|

U.S. BANCORP |
Risk Management at U.S. Bancorp
Risk and governance starts at the  top
Investments in people, processes and technology
Infrastructure largely in place and reflected in our run rates
The
Risk
Management
Committee
of
the
Board
of
Directors
approves
and
oversees
the
risk
management
framework
and
risk
appetite
statement
Implemented
a
collaborative
“Three
Lines
of
Defense” system of
checks
and
balances;
experienced
risk
management
team,
including
integrated
risk
officers
in each
business
line
Continue
to
enhance
“Know Your Customer”  and anti-money
laundering
program to
address
consent order

U.S. BANCORP |

Consumer Compliance
Significant investments were made to meet exacting “zero defect”
standards for consumer compliance
Residential Mortgage
Default Management
Flood Disaster Protection
Compliance
Fair and Responsible
Banking
Military Lending Act and
Service Members’ Civil
Relief Act
People
•
Leadership,
technical
expertise and
engagement
are keys to
success
Process
•
Quality must be
engineered and
measured from
start to finish
Systems
•
Automation is
critical to
support
scalability and
quality

Operational Risk Management
We established an effective program for operational risk
Third
party risk
management
Cybersecurity
and
information
technology
New and modified
products and
services
Innovation
activities
Monitoring and
verification activities
throughout all phases
of the lifecycle
Independent risk
management coverage;
second line of defense
over critical operations
Comprehensive
independent risk
assessments
Customized
independent risk
evaluations
Payment systems
Business
continuity
and
crisis management
programs
Complaint
management
Ethics
oversight
End-to-end coverage
by independent risk
management
Preparedness at all
levels of the
organization
Timely response to
customer and regulator
concerns
Ensuring we do the
right thing
U.S. BANCORP
|

Strong Credit Culture
Consistent and disciplined underwriting performs better than the industry during times of stress
Sources: SNL, Federal Financial Institutions Examination Council (FFIEC) Consolidated Reports of Condition and Income
Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
U.S. BANCORP
|

0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
2002
2004
2006
2008
2010
2012
2014
2016
Year
Net Charge-Off Ratios
Recession Indicator
NCO Rate for Top 100 Banks
NCO Rate for U.S. Bank
USB Normalized
Estimate
0.95% to 1.00%

U.S. BANCORP |

Mix shift to newer (better) vintages at
25 bps
Improved credit quality through
portfolio acquisition
Through-the-Cycle Normalized Charge-offs
Elimination of subprime auto program
Mix shift due to growth in small
business cards
* Includes Commercial and Commercial Real Estate
U.S. Bancorp Normalized (95-100 bps)
Updated through-the-cycle analysis
Investor
Day 2Q13
Loan Portfolio
Normalized
NCO%
Commercial
0.45%
Commercial Real Estate
0.50%
Small Business*
1.75%
Residential Mortgages
0.60%
Credit Cards
5.00%
Other
Retail
1.00%
Total
1.00%
Investor
Day 2Q16
Loan Portfolio
Normalized
NCO%
Commercial
0.40%
Commercial Real Estate
0.60%
Small Business*
2.00%
Residential Mortgages
0.45%
Credit Cards
4.65%
Other
Retail
0.95%
Total
0.95%

U.S. BANCORP |

Risk Management
Financial Crisis-Related
Settlement Outlays Since 2010
Strong risk management produces prudent long-term growth with low volatility and consistent, predictable, repeatable results
Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Net Charge-off Volatility Since 2003
Data from published analysis by SNL Financial, The Wall Street Journal, and other external sources, and includes banks’ settlements with GSEs from 2010 through January 2016; the national mortgage settlements; settlements and fines imposed by the Fed and OCC in connection with the independent foreclosure review; settlements with shareholders and investors over acquisitions, transactions and offering disclosures; settlements on derivatives, RMBS, and other securities matters; and mortgage fair lending settlements with the U.S. government.
-1%
0%
1%
2%
3%
4%
5%
6%
7%
8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
80.1
40.7
17.4
11.5
8.0
7.1
1.3
0.5
0
20
40
60
80
100
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
USB
Minimum/Median/Maximum NCO%
2Q16 NCO%

We do the right thing

We stay a step ahead

We power potential

Awareness
Consideration
Use
Primary
Loyal

We draw strength from diversity

We put people first

28 U.S. BANCORP | We Built Our Brand From the Inside Out We invest our hearts and minds to power human potential. Brand Drives Growth Brand Drives Loyalty

2016 WORLD'S MOST ETHICAL COMPANIES™

WWW.ETHISPHERE.COM

Recognized and Awarded
•
AA Long-term Debt Rating (highest-rated bank
globally) –
Fitch Ratings, October 2016
•
Top 10 World’s Most Admired Companies –
Fortune, February 2016
–
Quality of management
–
Value as long-term investment
–
Soundness of financial position
–
Wise use of corporate assets
•
Most Trusted Companies for Retail Banking –
Ponemon Institute, October 2016 (10 years at #1)
•
Best Big Bank –
MONEY, October 2016
•
Corporate Equality Index (perfect score) –
Human Rights Campaign Foundation, 2016
•
Top Military Friendly Employer –
G.I. Jobs, 2016
U.S. Bank has ranked number one on the Ponemon list since 2006, and is the only bank to rank in the top five since the privacy trust study was first conducted in 2004.
U.S. BANCORP
|

U.S. BANK CONFIDENTIAL
|
2016 Investor Day recap
Highlights
•
Strategic overview
•
Financial management
•
Risk management
•
Innovation and the
customer experience
•
Business line overviews
Our commitment to serving our customers drives growth.
Key takeaways
•
We engage in disciplined strategic planning to generate
growth in each of our diversified businesses.
•
We remain well-positioned to deliver consistent,
predictable, repeatable financial results.
•
We prudently manage risks, strengthening our
reputation as a trusted financial partner.
•
We invest in technology and innovation to drive
profitability and to be more efficient and effective for our customers.
•
We get better every day and leverage our strengths to
seamlessly deliver the whole bank to our customers.

U.S. BANCORP |

3Q16 Earnings Summary
•
Net income of $1.5 billion; $0.84 per diluted common share
•
Average loans grew 1.1% vs. 2Q16
•
Average deposits grew 3.6% vs. 2Q16 and 10.0% vs. 3Q15
•
Net interest income grew 1.6%* vs. 2Q16 and 4.3%* vs. 3Q15
–
Average earning assets increased 2.2% vs. 2Q16
•
Noninterest income increased 5.1% vs. 3Q15
–
Mortgage banking revenue rose 31.9% vs. 2Q16
•
Nonperforming assets and net charge-offs decreased slightly on a linked quarter basis
•
Returned 79% of earnings to shareholders through dividends and share buybacks
* Taxable equivalent basis; increase of 1.7% and 4.5%, respectively, as reported on a GAAP basis; see slide 34 for reconciliation

4Q16 Outlook (Linked quarter)
•
Average loan growth in the range of 1.0% to 1.5% linked quarter
–
Mortgage loan growth expected to slow in line with industrywide tapering of refinancing activity and due to seasonality
–
Expect rebound in commercial loan growth
–
Expect strength in consumer loans to continue
•
Net interest margin expected decline a couple of basis points.
–
Net interest income will increase, principally driven by growth in earning assets
•
Expenses expected to grow 2.5%
–
Primarily driven by seasonally higher expenses including tax credit amortization costs related to our community development business
•
Expect credit quality to remain relatively stable
–
Provision to increase in line with loan growth
U.S. BANCORP
|

Appendix

Non-GAAP Financial Measures
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
(5) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.
September 30,
June 30,
March 31,
December 31,
September 30,
(Dollars in Millions, Unaudited)
2016
2016
2016
2015
2015
Total equity
$48,399
$48,029
$47,393
$46,817
$45,767
Preferred stock
(5,501)
(5,501)
(5,501)
(5,501)
(4,756)
Noncontrolling interests
(640)
(639)
(638)
(686)
(692)
Goodwill (net of deferred tax liability) (1)
(8,239)
(8,246)
(8,270)
(8,295)
(8,324)
Intangible assets, other than mortgage servicing rights
(756)
(796)
(820)
(838)
(779)
Tangible common equity (a)
33,263
32,847
32,164
31,497
31,216
Tangible common equity (as calculated above)
33,263
32,847
32,164
31,497
31,216
Adjustments (2)
97
133
99
67
118
Common equity tier 1 capital estimated for the Basel III fully
33,360
implemented standardized and advanced approaches (b)
32,980
32,263
31,564
31,334
Total assets
454,134
438,463
428,638
421,853
415,943
Goodwill (net of deferred tax liability) (1)
(8,239)
(8,246)
(8,270)
(8,295)
(8,324)
Intangible assets, other than mortgage servicing rights
(756)
(796)
(820)
(838)
(779)
Tangible assets (c)
445,139
429,421
419,548
412,720
406,840
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
356,733
*
351,462
346,227
341,360
336,227
Adjustments (3)
3,165
*
3,079
3,485
3,892
3,532
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
359,898
*
354,541
349,712
345,252
339,759
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
272,832
*
271,495
267,309
261,668
248,048
Adjustments (4)
3,372
*
3,283
3,707
4,099
3,723
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
276,204
*
274,778
271,016
265,767
251,771
Ratios*
Tangible common equity to tangible assets (a)/(c)
7.5

%
7.6

%
7.7

%
7.6

%
7.7

%
Tangible common equity to risk-weighted assets (a)/(d)
9.3

9.3

9.3

9.2

9.3

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.3
9.3
9.2
9.1
9.2
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.1
12.0
11.9
11.9
12.4
September 30,
June 30,
September 30,
September 30,
September 30,
2016
2016
2015
2016
2015
Net interest income
$2,893
$2,845
$2,768
$8,573
$8,182
Taxable-equivalent adjustment (5)

Net interest income, on a taxable-equivalent basis
$2,943
$2,896
$2,821
$8,727
$8,343
Three Months Ended
Nine Months Ended
U.S. BANCORP
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Non-GAAP Financial Measures
$ in millions
Revenue
Line of Business Financial Performance
3Q16 YTD
Wholesale Banking and Commercial Real Estate
2,314
$
Consumer and Small Business Banking
5,432
Wealth Management and Securities Services
1,557
Payment Services
4,229
Treasury and Corporate Support
2,341
Consolidated Company
15,873
Less Treasury and Corporate Support
2,341
Consolidated Company excluding Treasury and Corporate Support
13,532
$
Percent of Total
Wholesale Banking and Commercial Real Estate
14%
Consumer and Small Business Banking
34%
Wealth Management and Securities Services
10%
Payment Services
27%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
40%
Wealth Management and Securities Services
12%
Payment Services
31%
Total
100%
U.S. BANCORP
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35